United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report:  January 6, 2017

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06 Material Impairments

The Board of Directors of Franklin Financial Services Corporation (the “Corporation”) reported on January 6, 2017 that its bank subsidiary, Farmers and Merchants Trust Company of Chambersburg (“F&M Trust”), wrote down as of December 31, 2016 the value of a property held as other real estate owned in participation with another bank by $1.1 million to $1.9 million. F&M Trust holds a 68.4% participation interest in the property.  The other bank is the lead bank.  The property, approximately 90 acres of undeveloped commercial real estate in south-central Pennsylvania, was acquired by the lead lender in 2015.  F&M Trust has carried the property at a value of $3.0 million based upon an October 2015 appraisal of $8.5 million that was obtained by the lead lender. The $1.1 million write down is the result of a subsequent appraisal of the property obtained by the lead bank, completed in November 2016, showing a value of $3.0 million.

Safe Harbor Statement: Certain of the statements made in this Report are “forward-looking statements” within the meaning and protections of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may”, “will”, “anticipate”, “assume”, “should”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “plan”, “point to”, “project”, “could”, “intend”, “target”, and other similar words and expressions of the future. Actual results and trends could differ materially from those set forth in such statements due to various risks, uncertainties and other factors, including, without limitation, those risks and uncertainties detailed in the Company’s other filings with the Securities and Exchange Commission. Any such forward-looking statements set forth above are valid only as of the date of this report and the Company disclaims any obligation to update this information.

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry

Timothy G. Henry

                                                                          President and Chief Executive Officer

Dated:  January 6, 2017